Exhibit 99.3

THESTREET, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On October 31, 2014, the Company closed its previously announced share purchase agreement with Management Diagnostics Limited (“MDL”), a privately held company headquartered in London, England, and certain MDL shareholders, to acquire all of the outstanding share capital of MDL. MDL is the owner of BoardEx, an institutional relationship capital management database and platform. Clients, including investment banks, consultancies and law firms use BoardEx to leverage their relationships and facilitate business and corporate development initiatives. The company was founded in 1999 and is based in London with additional offices in New York City and Chennai, India. BoardEx will be integrated into The Deal, a business unit of TheStreet that serves corporate dealmakers with analysis of mergers and acquisitions, private equity and restructuring. BoardEx’s proprietary people data will be combined with The Deal’s newsroom and transaction data, allowing subscribers to easily network with the very people they read about in The Deal’s exclusive editorial content. The acquisition of BoardEx advances the strategic objectives of TheStreet by increasing both institutional content and subscribers.

The following unaudited pro forma condensed combined financial information (“pro forma financial information”) has been prepared to illustrate the effects of the Acquisition. This pro forma financial information has been prepared from the historical consolidated financial statements of TheStreet and MDL, and should be read in conjunction with TheStreet’s historical consolidated financial statements and related notes as found in the Company’s 2013 Annual Report on Form 10-K, and the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014 filed with the Securities and Exchange Commission (“SEC”) on February 28, 2014, May 9, 2014, August 6, 2014 and November 7, 2014, respectively, as well as, the audited financial statements of MDL that have been included as Exhibit 99.1 in this Current Report on Form 8-K/A. Certain amounts in MDL’s financial statements have been reclassified to conform to TheStreet’s basis of presentation. The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2014 and year ended December 31, 2013, combines both TheStreet and MDL’s results of operations for this period. The unaudited pro forma condensed balance sheet is presented as if the acquisition occurred on September 30, 2014 and the unaudited pro forma condensed combined statements of operations are presented as if the acquisition had occurred on January 1, 2013, the beginning of TheStreet’s fiscal 2013. The historical financial statements of MDL are prepared in accordance with United Kingdom Generally Accepted Accounting Principles and have been converted to US Generally Accepted Accounting Principles for purposes of the pro forma financial statements.

The pro forma financial information has been prepared for illustrative purposes only and is not necessarily indicative of the financial position or results of operations that would have actually occurred had the acquisition been completed at or as of the dates indicated, nor is it indicative of the future operating results or financial position of the combined company. The pro forma financial information does not reflect future nonrecurring charges resulting from the Acquisition. The unaudited condensed combined pro forma statements of operations do not reflect future events that may occur subsequent to the Acquisition, including the potential realization of operational synergies, cost savings, revenue enhancements or other costs of the planned integration. The pro forma financial information included herein has been prepared pursuant to the rules and regulations of the SEC. Certain information and certain footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been condensed or omitted pursuant to these rules and regulations; however, management believes that the disclosures are adequate to not make the information presented misleading.

1

Exhibit 99.3

THESTREET, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
September 30, 2014

	TheStreet, Inc.	MDL	Pro Forma Adjustments		Pro Forma Combined

Assets
Current Assets
Cash and cash equivalents	$48,275,969	$1,910,721	$ (22,130,609	)(a)	$28,056,081
Marketable securities	6,043,940	-	-		6,043,940
Accounts receivable	3,894,744	844,322	-		4,739,066
Other receivables	413,123	114,017	781,387	(b)	1,308,527
Prepaid expenses and other current assets	1,281,878	110,869	-		1,392,747
Restricted cash	139,750	-	-		139,750
Total current assets	60,049,404	2,979,929	(21,349,222)		41,680,111

Property and equipment	4,809,295	158,056	-		4,967,351
Marketable securities	1,550,000	-	-		1,550,000
Other assets	8,128	47,795	-		55,923
Goodwill	27,997,286	-	17,100,069	(c)	45,097,355
Other intangibles	9,398,586	6,422,692	2,687,308	(d)	18,508,586
Restricted cash	1,161,250	-	-		1,161,250
Total assets	$104,973,949	$9,608,472	$(1,561,845)		$113,020,576

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable	$2,283,362	$65,136	$-		$2,348,498
Accrued expenses	3,929,501	352,500	319,391	(e)	4,601,392
Deferred revenue	22,823,142	4,232,924	(118,521	)(f)	26,937,545
Other current liabilities	804,429	294,197	-		1,098,626
Total current liabilities	29,840,434	4,944,757	200,870		34,986,061

Deferred tax liability	288,000	-	-		288,000
Contingent consideration	-	-	2,901,000	(g)	2,901,000
Other liabilities	4,623,914	-	-		4,623,914
Total Liabilities	34,752,348	4,944,757	3,101,870		42,798,975

Stockholders’ Equity
Preferred stock	55	143,627	(143,627	)(h)	55
Common stock	415,038	599,224	(599,224	)(h)	415,038
Additional paid-in capital	272,371,156	26,927,621	(26,927,621	)(h)	272,371,156
Accumulated other comprehensive income	(283,167)	24,408	(24,408	)(h) (j)	(283,167)
Treasury stock	(12,480,568)	-	-		(12,480,568)
Accumulated deficit	(189,800,913)	(23,031,165)	23,031,165	(h)	(189,800,913)
Total stockholders’ equity	70,221,601	4,663,715	(4,663,715)		70,221,601
Total liabilities and stockholders equity	$104,973,949	$9,608,472	$(1,561,845)		$113,020,576

2

Exhibit 99.3

THESTREET, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2014

			Pro Forma		Pro Forma
	The Street, Inc.	MDL	Adjustments		Combined

Net Revenue:
Subscription services	$34,722,784	$7,645,097	$-		$42,367,881
Marketing services	9,047,623	-	-		9,047,623
	43,770,407	7,645,097	-		51,415,504

Operating expense:
Cost of services	22,897,998	2,895,099	-		25,793,097
Sales and marketing	11,202,886	1,247,302	-		12,450,188
General and administrative	9,821,941	2,216,735	(410,860	)(i) (j)	11,627,816
Depreciation and amortization	2,178,908	873,249	(146,066	)(l)	2,906,091
Loss on exchange	-	86,419	-		86,419
Total operating expense	46,101,733	7,318,804	(556,926)		52,863,611

Operating (loss) income	(2,331,326)	326,293	556,926		(1,448,107)
Interest income	96,785	1,364	-		98,149

(Loss) income before income taxes	(2,234,541)	327,657	556,926		(1,349,958)
Provision for income taxes	-	(28,389)	-		(28,389)

Net (loss) income	(2,234,541)	299,268	556,926		(1,378,347)
Preferred stock cash dividends	289,272	-	-		289,272

Net (loss) income attributable to common stockholders	$(2,523,813)	$299,268	$556,926		$(1,667,619)

Basic and diluted net loss per share:
Net loss	$(0.06)	$-	$-		$(0.04)
Preferred stock cash dividends	(0.01)	-	-		(0.01)
Net loss attributable to common stockholders	$(0.07)	$-	$-		$(0.05)

Weighted average basic and diluted shares outstanding	34,337,597	-	-		34,337,597

3

Exhibit 99.3

THESTREET, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013

			Pro Forma		Pro Forma
	The Street, Inc.	MDL	Adjustments		Combined

Net Revenue:
Subscription services	$43,549,359	$9,528,820	$-		$53,078,179
Marketing services	10,901,052	-	-		10,901,052
	54,450,411	9,528,820	-		63,979,231

Operating expense:
Cost of services	27,431,566	3,667,847	-		31,099,413
Sales and marketing	14,453,465	1,657,283	-		16,110,748
General and administrative	12,218,964	2,673,378	(62,061	)(k)	14,830,281
Depreciation and amortization	3,768,536	1,158,560	(151,103	)(l)	4,775,993
Restructuring and other charges	385,610	-	-		385,610
Gain on exchange	-	(331,383)	-		(331,383)
Loss on disposition of assets	187,434	-	-		187,434
Total operating expense	58,445,575	8,825,685	(213,164)		67,058,096

Operating (loss) income	(3,995,164)	703,135	213,164		(3,078,865)
Interest income	209,463	2,885	-		212,348

(Loss) income before income taxes	(3,785,701)	706,020	213,164		(2,866,517)
Provision for income taxes	-	51,602	-		51,602

Net loss (income)	$(3,785,701)	$757,622	$213,164		$(2,814,915)

Basic and diluted net loss per share:
Net loss	$(0.11)	$-	$-		$(0.08)

Weighted average basic and diluted shares outstanding	33,725,317	-	-		33,725,317

4

Exhibit 99.3

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Note 1 – Basis of Presentation

The Acquisition was accounted for under the acquisition method of accounting in accordance with Accounting Standards Codification (“ASC”) Topic No. 805, “Business Combinations – Overall” (“ASC 805”). Under this method, the total preliminary purchase price was allocated to MDL’s net tangible and intangible assets acquired and liabilities assumed based on their estimated fair values as of September 30, 2014. The excess of purchase consideration over the net tangible and intangible assets is reflected as goodwill. The process for estimating the fair values of identifiable intangibles and certain tangible assets requires the use of significant estimates and assumptions, including estimating future cash flows and developing appropriate discount rates. Use of different estimates and judgments could yield different results.

For purposes of measuring the estimated fair value of the assets acquired and liabilities assumed as reflected in the unaudited pro forma condensed combined financial statements, the Company used the guidance in ASC Topic No 820, “ Fair Value Measurement and Disclosure – Overall” (“ASC 820”), which establishes a framework for measuring fair values. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Market participants are assumed to be buyers and sellers in the principal (most advantageous) market for the asset or liability. Additionally, under ASC 820, fair value measurements assume the highest and best use of that asset by market participants. As a result, the Company may be required to value MDL’s assets at fair value measures that do not reflect the Company’s intended use of those assets.

Under ASC 805, acquisition related costs such as advisory, legal, valuation and other professional fees are not included as a component of consideration transferred, but are required to be expensed as incurred.

5

Exhibit 99.3

Reclassifications

Certain reclassifications have been made to MDL’s historical financial statements in order to conform with TheStreet’s presentation.

MANAGEMENT DIAGNOSTICS LIMITED
September 30, 2014

	As Previously Reported	Reclass (1)	Other Reclasses		Revised

Assets
Current Assets
Cash and cash equivalents	$1,910,721	$-	$-		$1,910,721
Accounts receivable	1,441,221	(596,899)	-		844,322
Other receivables	-	486,030	(372,013	) (2) (3) (4)	114,017
Prepaid expenses and other current assets	-	110,869	-		110,869
Total current assets	3,351,942	-	(372,013)		2,979,929

Tangible Assets	6,580,748	(6,580,748)	-		-
Property and equipment	-	158,056	-		158,056
Other assets	-	-	47,795	(3)	47,795
Other intangibles	-	6,422,692	-		6,422,692
Total assets	9,932,690	$-	$(324,218)		$9,608,472

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable	$1,073,963	$(1,008,827)	$-		$65,136
Accrued expenses	-	352,500	-		352,500
Deferred revenue	4,232,924	-	-		4,232,924
Other current liabilities	-	656,327	(362,130	) (2)	294,197
Total current liabilities	5,306,887	-	(362,130)		4,944,757

Stockholders’ Equity
Called up share capital	742,851	(742,851)	-		-
Share premium account	26,018,857	(26,018,857)	-		-
ESOP	(37,912)	-	37,912	(4)	-
Other Reserves	908,764	(908,764)	-		-
Preferred stock	-	143,627	-		143,627
Common stock	-	599,224	-		599,224
Additional paid-in capital	-	26,927,621	-		26,927,621
Accumulated other comprehensive income	-	24,408	-		24,408
Accumulated deficit	(23,006,757)	(24,408)	-		(23,031,165)
Total stockholders’ equity	4,625,803	-	37,912		4,663,715
Total liabilities and stockholders equity	$9,932,690	$-	$(324,218)		$9,608,472

(1)	To reclass MDL’s balance sheet account classifications to conform to TheStreet’s account classifications.
(2)	Tax asset of $362,130 was reclassed to offset tax liability.
(3)	Long-term portion of rent deposit of $47,795 was reclassed from Other receivables under current assets to Other assets under long term assets.
(4)	ESOP of $37,912 was reclassed from Capital and Reserves to Other receivables. This was an amount due to MDL from the ESOP as a result of shares issued to the ESOP in return for a receivable. The ESOP paid this receivable upon acquisition of MDL by the Company.

6

Exhibit 99.3

On the Statement of Operations, MDL presented only data feed expenses in Cost of Sales. All other expenses were aggregated within Administrative Expenses. In order to conform to TheStreet’s financial statement presentation MDL’s Administrative Expenses have been disaggregated into Cost of Services, Sales and Marketing, General and Administrative expenses and Depreciation and Amortization as follows:

	Management Diagnostics Limited
	For the Nine Months ended September 30, 2014
	As Previously Reported	Adjustments	Revised

Net Revenue:
Subscription services	$7,645,097	$-	$7,645,097

Operating expense:
Cost of services	92,653	2,802,446	2,895,099
Sales and marketing	-	1,247,302	1,247,302
General and administrative	7,226,151	(5,009,416)	2,216,735
Depreciation and amortization	-	873,249	873,249
Loss on exchange	-	86,419	86,419
Total operating expense	7,318,804	-	7,318,804

Operating income	326,293	-	326,293
Interest income	1,364	-	1,364

Income before income taxes	327,657	-	327,657
Provision for income taxes	(28,389)	-	(28,389)

Net income	$299,268	$-	$299,268

7

Exhibit 99.3

	Management Diagnostics Limited
	For the Year Ended December 31, 2013
	As Previously Reported	Adjustments	Revised

Net Revenue:
Subscription services	$9,528,820	$-	$9,528,820

Operating expense:
Cost of services	146,695	3,521,152	3,667,847
Sales and marketing	-	1,657,283	1,657,283
General and administrative	8,678,990	(6,005,612)	2,673,378
Depreciation and amortization	-	1,158,560	1,158,560
Loss on exchange	-	(331,383)	(331,383)
Total operating expense	8,825,685	-	8,825,685

Operating income	703,135	-	703,135
Interest income	2,885	-	2,885

Income before income taxes	706,020	-	706,020
Provision for income taxes	51,602	-	51,602

Net income	$757,622	$-	$757,622

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Exhibit 99.3

Note 2 – Purchase Price Allocation

          The following table summarizes the preliminary allocation of the purchase price to the estimated fair values of assets and liabilities assumed at the assumed acquisition date of September 30, 2014. The preliminary fair value estimates for the assets and liabilities were based upon preliminary calculations and valuations and our estimates and assumptions for this acquisition is subject to change as we obtain additional information for our estimates during the measurement period, a period not to exceed 12 months from the acquisition date. Changes to amounts recorded as assets or liabilities may result in a corresponding adjustment to goodwill.

	Amortization Life
	(in years)	Amount
Accounts receivable, net		$844,322
Other receivables		857,493
Prepaid expenses and other current assets		148,782
Property and equipment, net		158,056
Other assets		47,795
Identifiable intangible assets:
- Customer relationships	10	3,670,000
- Database	10	5,130,000
- Trade name	6	310,000
Accounts payable		(65,136)
Accrued expenses		(671,891)
Deferred revenue		(4,114,403)
Other current liabilities		(294,199)
Contingent consideration		(2,901,000)
Total identifiable net assets		3,119,819
Goodwill		17,100,069
Cash consideration		$20,219,888

The estimated useful life of computer equipment, computer software and telephone equipment is three years; of furniture and fixtures is five years; and leasehold improvements are amortized on a straight-line basis over the shorter of the respective lease term or the estimated useful life of the asset.

The Company believes that information gathered to date provide a reasonable basis of estimating the fair values of assets acquired and liabilities assumed, but the Company is waiting for additional information necessary to finalize those fair values. Thus the provisional measures of fair value set forth above are subject to change, although such changes are not anticipated to be significant. The Company expects to complete the purchase price allocation as soon as practical, but no later than one year from the acquisition date.

Note 3 – Pro Forma Adjustments

          The following is a summary of pro forma adjustments reflected in the unaudited pro forma condensed combined financial statements based on management’s preliminary estimates. These estimates may change as additional information is obtained.

(a)	To record $22,130,609 cash used to purchase MDL.

(b)	To record ESOP cash payment of $781,387. MDL previously issued shares to the ESOP in return for a receivable. The ESOP paid the receivable upon acquisition of MDL by the Company.

9

Exhibit 99.3

(c)	To record the preliminary estimate of goodwill for the purchase of MDL of $17,100,069.

(d)	To record the adjustment to other intangible assets of $2,687,308 to record the preliminary fair value of intangible assets of $9,110,000.

(e)	To record $319,391 in accrued expenses for miscellaneous costs deducted from cash used to purchase MDL.

(f)	To record estimated purchase price adjustment on deferred revenue of $118,521.

(g)	To record the fair value of contingent consideration of $2,901,000 relating to estimated revenue earn-out.

(h)	To eliminate MDL’s historical stockholder’s equity.

(i)	An adjustment of $464,852 was made to exclude transaction costs directly related to the acquisition that were included in the historical financial statements for the nine months ended September 30, 2014.

(j)	To reclass actuarial loss of $53,992, in relation to the actuarial valuation of the defined benefit plan obligation, from the statement of operations to Accumulated other comprehensive income in accordance with US GAAP.

(k)	To reclass actuarial gain of $62,061 in relation to the actuarial valuation of the defined benefit plan obligation, from the statement of operations to Accumulated other comprehensive income in accordance with US GAAP.

(l)	Adjustments to record depreciation and amortization on acquired fixed assets and intangible assets are as follows:

	Nine Months Ended	Year Ended
	September 30, 2014	December 31, 2013

Depreciation and amortization after fair value adjustments associated with acquired assets	$727,183	$1,007,457
MDL’s historical depreciation and amortization	(873,249)	(1,158,560)
Decrease in depreciation and amortization expense	$(146,066)	$(151,103)

10